Exhibit 99.1

2013 Annual Shareholders Presentation May 22, 2013 Presented by Mike Crapps President and CEO Come See the Difference

OUTLINE I. Banking Industry II. 2012 Recap – A Great, Great Year III. Positioned for Tomorrow. Now IV. Summary

BANKING INDUSTRY

. US Bank Failures . 2009 – 140 . 2010 – 157 . 2011 – 92 . 2012 – 51 . 2013 – 13 (as of 5/14/13) . Large and consistent losses . Double digit non-performing asset ratio . Sub 2.0% capital (leverage) ratio . Nine (9) SC bank failures – common characteristics Health of Community Banks BANKING INDUSTRY

Profitable SC Banks Health of Community Banks BANKING INDUSTRY

Credit Quality - NPAs of Less Than 2.50% Health of Community Banks BANKING INDUSTRY

Capital - Leverage Ratio Greater Than 8% Health of Community Banks BANKING INDUSTRY

Southeastern States Non-Performing Assets (Including TDRs) December 31, 2012 Median Health of Community Banks BANKING INDUSTRY

SC Non-Performing Assets Trends (Median, including TDRs) Health of Community Banks BANKING INDUSTRY

Health of Community Banks BANKING INDUSTRY SC Non-Performing Assets By Region

Current Bank Valuations Source: SNL Financial data as of 4/25/2013 BANKING INDUSTRY

Source: SNL Financial data as of 4/25/2013 Price-to-Tangible Equity Multiples: Publicly Traded US Banks BANKING INDUSTRY

Thoughts on the Industry . Earnings, Credit Quality and Capital Levels – Stabilized and Improved . Balance Sheet Crisis Shifts to Income Statement Crisis . NIM compression due to continued low rates . Regulatory burdens driving revenue down and overhead up . Efficiency and expense control is crucial . Banking Industry Share Valuations Continue at a Discount to TBV BANKING INDUSTRY

2012 RECAP A GREAT, GREAT YEAR

Much To Celebrate . Financial Performance 2012 RECAP – A GREAT, GREAT YEAR

Financial Performance 2012 RECAP – A GREAT, GREAT YEAR . Funding Mix Improves . Pure Deposits Increase . $28.7 million (9.40%) . Positions us to reduce -- . Certificates of Deposits -- $22.5 million . FHLB Borrowings -- $7.6 million . Drives Cost of Funds Down

Financial Performance 2012 RECAP – A GREAT, GREAT YEAR . Loan Growth . First time in three years . $59.0 million . $8.1 million increase (2.50%) . Commercial and Retail Production . 26.9% increase over 2011

Financial Performance 2012 RECAP – A GREAT, GREAT YEAR . Credit Quality

Financial Performance 2012 RECAP – A GREAT, GREAT YEAR . Earnings . Increase of 24% to $3.3 million ($0.79 per share) . Diversified revenue model demonstrates strength Headwind of margin contraction Overcome by

Financial Performance 2012 RECAP – A GREAT, GREAT YEAR . Earnings (con’t.) . Non-Interest Income Highlights . Residential Mortgage Line of Business . Financial Planning/Investment Advisory Line of Business

2012 RECAP – A GREAT, GREAT YEAR Much To Celebrate .Largest Community Bank in the Midlands As of June 30, 2012. $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 27.38% 26.57% 13.20% 9.07% 5.40% 4.74% 3.12% 2.28% 1.75% 0.89%

. All Regulatory Agreements Terminated 2012 RECAP – A GREAT, GREAT YEAR Much To Celebrate . Financial benefit estimated at $450,000 . Emotional Lift -- Tremendous

. Successful Completion of Common Equity Offering 2012 RECAP – A GREAT, GREAT YEAR . Completed $15 million equity offering • Original target $12.5 million • More than 3x oversubscribed • Desired blend of institutional and retail investors • Priced at-the-market • Good after-market support • First successful fully registered public offering in the Carolinas in five years . Redeemed all preferred shares and warrants related to TARP-CPP . Repaid sub-debt issuance . Capital Ratios – December 31, 2012 . Capital Much To Celebrate

. Cash Dividend 2012 RECAP – A GREAT, GREAT YEAR Much To Celebrate . 44 Consecutive Quarters . In January 2013, increased to $0.20 annually per share . Current Yield – 2.22%

. Share Value Appreciation 2012 RECAP – A GREAT, GREAT YEAR Much To Celebrate . 2012 Total Return (includes cash dividend) – 38.1% . Price increased to $8.39 from $6.19

One Year Stock Price Performance vs. Relevant Indices 2012 RECAP – A GREAT, GREAT YEAR

. Financial Performance . Largest Community Bank in the Midlands . All Regulatory Agreements Terminated . Capital . Cash Dividend Increase . Share Value Appreciation 2012 RECAP – A GREAT, GREAT YEAR Much To Celebrate . Successful Equity Offering . TARP-CPP Exit Completed . Repayment of Sub-debt

POSITIONED FOR TOMORROW. NOW

POSITIONED FOR TOMORROW. NOW 1 Building out current lines of business to reach their full potential 2 Identifying opportunities in the Midlands for new banking offices 3 A disciplined approach to expanding our footprint to other South Carolina communities that are a good match for our brand of community banking

SUMMARY

SUMMARY . High quality company focused on its vision . Diverse revenue and earnings model adds strength . Well positioned for future growth in all three lines of business: . Commercial and Retail Banking . Residential Mortgage Banking . Financial Planning / Investment Advisory Services . Cash dividend provides attractive yield at 2.22% . Currently trades at 88% of tangible book value

VISION As the provider of choice of financial solutions to local businesses and professionals in the markets we serve, we optimize the long-term return to our shareholders, while providing a safe and sound investment.

SAFE HARBOR STATEMENT – INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE," "EXPECT," "SEEK,“ AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, & SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD-LOOKING STATEMENTS. A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN FORWARD-LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. Come See the Difference

VISION As the provider of choice of financial solutions to local businesses and professionals in the markets we serve, we optimize the long-term return to our shareholders, while providing a safe and sound investment.

Come See the Difference